Exhibit 10(m)
Date: March 20, 2003	Contract No.: 109018

FSS SERVICE AGREEMENT

This AGREEMENT is entered into by ANR PIPELINE COMPANY (Transporter) and NORTH SHORE GAS COMPANY (Shipper).

WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement.

NOW, THEREFORE, Transporter and Shipper agree that the terms below, together with the terms and conditions of Transporter's applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter.

  AUTHORITY FOR TRANSPORTATION SERVICE:
  (284B = Section 311; 284G = Blanket)

  Not Applicable.

  RATE SCHEDULE: Firm Storage Service

  CONTRACT QUANTITIES:

Contract Quantities - See Exhibit attached hereto.

Such contract quantities shall be reduced for scheduling purposes, but not for billing purposes, by the Contract Quantities that Shipper has released through Transporter's capacity release program for the period of any release.

Shipper desires to maintain the MDQ delivered to the city gate from storage in the event of a change in Transporter's Use %. Therefore, subject to available capacity, if Transporter's Use %, as stated in Transporter's FERC Gas Tariff changes, Transporter shall make corresponding changes to: (a) the MSQ, Base MDWQ and Base MDIQ of Shipper's FSS Agreement; and (b) the MDQ associated with the injection route(s) of the transport agreement corresponding to such FSS Agreement. Shipper authorizes transporter make such quantity changes without formal amendment by providing to Shipper a revised Exhibit for each contract affected.

Date: March 20, 2003	Contract No.: 109018

  TERM OF AGREEMENT:

  April 01, 2003 to

  March 31, 2006

  RATES:

  Maximum rates, charges, and fees shall be applicable for the entitlements and quantities delivered pursuant to this Agreement unless Transporter has advised Shipper in writing or by GEMStm that it has agreed otherwise.

  It is further agreed that Transporter may seek authorization from the Commission and/or other appropriate body at any time and from time to time to change any rates, charges or other provisions in the applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff, and Transporter shall have the right to place such changes in effect in accordance with the Natural Gas Act. This Agreement shall be deemed to include such changes and any changes which become effective by operation of law and Commission order. Nothing contained herein shall be construed to deny Shipper any rights it may have under the Natural Gas Act, including the right to participate fully in rate or other proceedings by intervention or otherwise to contest changes in rates in whole or in part.

  INCORPORATION BY REFERENCE:

  The provisions of Transporter's applicable Rate Schedule and the General Terms and Conditions of Transporter's FERC Gas Tariff are specifically incorporated herein by reference and made a part hereof.

  NOTICES:

  All notices can be given by telephone or other electronic means, however, such notices shall be confirmed in writing at the addresses below or through GEMStm. Shipper and Transporter may change the addresses below by written notice to the other without the necessity of amending this Agreement:

Date: March 20, 2003	Contract No.: 109018

  TRANSPORTER:

  ANR PIPELINE COMPANY
  9 GREENWAY PLAZA
  HOUSTON, TX 77046-0995
Attention:	TRANSPORTATION SERVICES

  SHIPPER:

  NORTH SHORE GAS COMPANY
  C/O PEOPLES GAS LIGHT & COKE COMPANY
  150 N. MICHIGAN AVE
  SUITE 3900
  CHICAGO, IL 60601
Attention:	DAVE WEAR

Telephone:	312-762-1647
Fax:	312-762-1671

  INVOICES AND STATEMENTS:

  NORTH SHORE GAS COMPANY
  C/O PEOPLES GAS LIGHT & COKE COMPANY
  130 E RANDOLPH DR 23RD FLR
  CHICAGO, IL 60601-6207
Attention:	TOM SMITH

Telephone:	312-240-7692
Fax:	312-240-3865

Date: March 20, 2003	Contract No.: 109018

  NOMINATIONS:

  NORTH SHORE GAS COMPANY
  C/O PEOPLES GAS LIGHT & COKE COMPANY
  150 N. MICHIGAN AVE
  SUITE 3900
  CHICAGO, IL 60601
Attention:	BOB HAYES

Telephone:	312-762-1652
Fax:	312-762-1671

  ALL OTHER MATTERS:

  NORTH SHORE GAS COMPANY
  C/O PEOPLES GAS LIGHT & COKE COMPANY
  150 N. MICHIGAN AVE
  SUITE 3900
  CHICAGO, IL 60601
Attention:	DAVE WEAR

Telephone:	312-762-1647
Fax:	312-762-1671

  FURTHER AGREEMENT
  The rate for storage service shall be a Deliverability rate of $2.4500 per dth per month for MDWQ, and a Capacity rate of $0.1398 per dth per month of MSQ divided by twelve, not to exceed Transporter's Maximum Tariff Rates. In addition, Shipper will be charged $.0126/dth for injection or withdrawal charges. Shipper shall be charged any other applicable fees or surcharges in accordance with Transporter's FERC Gas Tariff.

  Shipper shall be entitled to the Right of First Refusal provided for in Section 22 of the General Terms and Conditions of Transporter's FERC Gas Tariff, notwithstanding the fact that Shipper would otherwise be ineligible for this right under Section 22.2.

Date: March 20, 2003	Contract No.: 109018

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective Officers or Representatives there unto duly authorized to be effective as of the date stated above.

SHIPPER: NORTH SHORE GAS COMPANY

By:	/s/ William E. Morrow
Title:	Executive Vice President
Date:	March 28, 2003

TRANSPORTER: ANR PIPELINE COMPANY

By:	/s/ Joseph E. Pollard
Title:	Agent and Attorney-in-Fact
Date:	4/8/03

CONTRACT QUANTITY EXHIBIT	Contract No:	109018
To Agreement Between	Rate Schedule:	FSS
ANR PIPELINE COMPANY (Transporter)	Contract Date:	March 20, 2003
AND NORTH SHORE GAS COMPANY (Shipper)	Amendment Date:

Effective Start:	April 01, 2003
Effective End:	March 31, 2006

Annual Service
Ratcheted Service

MDQ (Dth)
Maximum Storage Quantity (MSQ)	6383150
Base Maximum Daily Withdrawal Quantity (BMDWQ)	127663
Base Maximum Daily Injection Quantity (BMDIQ)	36475
Cyclability	9064073

Ratchet Thresholds			Ratchet	Ratchet
From	To		Levels	MDWQ/MDIQ
1276631	6383150	W1	MDWQ_1	127663
957474	1276630	W2	MDWQ_2	114897
638316	957473	W3	MDWQ_3	102130
319159	638315	W4	MDWQ_4	89364
0	319158	W5	MDWQ_5	76598
0	5744835	I1	MDIQ_1	36475
5744836	6383150	I2	MDIQ_2	29180

W=Withdrawal; I=Injection

Note: BMDWQ and BMDIQ are stated without incorporating ratchets.

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